TD WATERHOUSE TRUST

BOND INDEX FUND
DOW 30 FUND
500 INDEX FUND
EXTENDED MARKET INDEX FUND
ASIAN PACIFIC INDEX FUND
EUROPEAN INDEX FUND

SUPPLEMENT DATED MARCH 22, 2005
TO THE PROSPECTUS DATED MAY 28, 2004

On March 22, 2005, the Board of Trustees of TD Waterhouse Trust approved a plan to reorganize each of the Bond Index Fund, Dow 30 Fund, 500 Index Fund, Extended Market Index Fund, Asian Pacific Index Fund and European Index Fund (collectively, the “Funds”) with an index fund advised by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. (“Price Funds”), as listed below (the “Reorganizations”). Consummation of each Reorganization is subject to shareholder approval and certain other conditions. Pursuant to a Reorganization, a Fund will transfer substantially all of its assets to the respective Price Fund in exchange for shares of equal value of the Price Fund, which will be distributed to shareholders of the Fund. As a result of a Reorganization, Fund shareholders will become shareholders of the respective Price Fund. Each Reorganization is being structured with the intention that it will be a tax-free reorganization for federal income tax purposes.

The parties to each proposed Reorganization are listed below:

TD Waterhouse Trust	Price Funds

TD Waterhouse Bond Index Fund	T. Rowe Price U.S. Bond Index Fund

TD Waterhouse Dow 30 Fund	T. Rowe Price Equity Index 500 Fund

TD Waterhouse 500 Index Fund	T. Rowe Price Equity Index 500 Fund

TD Waterhouse Extended Market Index Fund	T. Rowe Price Extended Equity Market Index Fund

TD Waterhouse Asian Pacific Index Fund	T. Rowe Price International Equity Index Fund

TD Waterhouse European Index Fund	T. Rowe Price International Equity Index Fund

In connection with the proposed Reorganization of the Dow 30 Fund with the T. Rowe Price Equity Index 500 Fund, shareholders of the Dow 30 Fund will be asked to approve a change in the fundamental investment objective of the Dow 30 Fund. The current objective of the Dow 30 Fund is to seek to track closely the total return of the Dow Jones Industrial AverageSM before Fund expenses. To pursue its objective, the

Dow 30 Fund invests primarily in the equity securities of the 30 companies comprising the Dow Jones Industrial Average. The Price Fund with which the Dow 30 Fund is proposed to reorganize seeks to match the performance of the Standard & Poor’s 500 Stock Index. It is proposed that the investment objective of the Dow 30 Fund be changed to that of the Price Fund. If approved by shareholders of the Dow 30 Fund, the change in investment objective would be implemented approximately two weeks prior to the consummation of the Reorganization (on or about June 7, 2005), at which time the Dow 30 Fund would also change its name to the Equity Index Fund to reflect its new objective.

In addition, the Asian Pacific Index Fund will change its investment objective approximately two weeks prior to the consummation of its Reorganization (on or about June 7, 2005) to match that of the T. Rowe Price International Equity Index Fund. The investment objective of this Price Fund is to provide long-term capital growth. The Price Fund uses the FTSETM International Limited Developed ex North America Index. This change does not require shareholder approval. In connection with its change in investment objective, the Asian Pacific Index Fund will change its name to the International Index Fund.

It is anticipated that the securities held by the Dow 30 Fund and Asian Pacific Index Fund may be sold, and new securities may be purchased, in significant amounts, in order to comply with each Fund’s proposed new investment objective; however, these Funds will not dispose of assets to an extent or in in a manner that would jeopardize the tax-free nature of the Reorganizations. The disposition of assets by the Dow 30 Fund, Asian Pacific Index Fund, or any other Fund, may result in the realization of taxable gains or losses by the respective Fund’s shareholders. Shareholders of the Dow 30 Fund and Asian Pacific Index Fund will bear any such tax consequences of such realignment.

It is anticipated that the Reorganizations will close prior to the end of June 2005, subject to shareholder approval and compliance with the other closing conditions. Shareholders will receive more information about the proposed Reorganizations and each of the Price Funds in a proxy statement and prospectus relating to the special meeting of shareholders, which will be held on or around June 7, 2005.

Effective March 23, 2005, the Funds will be closed to all purchases of shares except in connection with reinvestments of dividends, and effective March 23, 2005, standing Periodic Investment Program (PIP) instructions will be canceled. Existing systematic withdrawal plans will continue and shareholders may establish systematic withdrawal plans until the date the Reorganizations are consummated. Any redemption fees that might otherwise apply to redemptions occurring on or after March 23, 2005 will be waived. Shares of a Price Fund received in the Reorganizations will not be subject to redemption fees while held in that Price Fund; however, if such shares are held in a TD Waterhouse brokerage account, they will be subject to any applicable transaction charges upon redemption or exchange. Alternately, a shareholder may elect to hold his or her Price Fund shares directly with the respective Price Fund’s transfer agent, in which case such shares will not be subject to any transaction charges by TD Waterhouse upon redemption or exchange.